EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Greens Worldwide Incorporated (the "Company") on Form 10-QSB for the six months ending June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I (We), Connie S. Ross, Former Chief Executive Officer, and Margaret M. Eardley, Former Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Connie S. Ross______________
Connie S. Ross
Former Chief Executive Officer
August 12, 2005

/s/ Margaret M. Eardley_________
Margaret M. Eardley
Former Acting Chief Financial Officer
August 12, 2005